SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2002



                             Hispanic Express, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                          000-31749            95-4821102
(State or other jurisdiction of     (Commission File Number) (I.R.S. employer
 incorporation or organization)                               identification
                                                              number)


                            5480 East Ferguson Drive
                           Commerce, California 90022
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (323) 720-8600





                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

     The annual proxy statement of Hispanic Express, Inc. ("Hispanic Express"), dated April 26, 2002, includes a proposal to elect four directors to serve on our Board of Directors. Mr. David Cohen, one of the four directors that is nominated for election, is a retired partner of Arthur Andersen LLP ("Andersen"). It is our intention to have Mr. Cohen become a member of the Audit Committee of Hispanic Express upon his election to our Board of Directors. This proposal is scheduled to be voted on June 4, 2002 at our annual meeting of stockholders. On May 31, 2002, Andersen notified us that this action will cause an independence problem for Andersen and therefore, their resignation as our independent public accountants.

     Andersen's reports on Hispanic Express' consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on Hispanic Express' consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the publication of Hispanic Express' Annual Report to Stockholders and the filing of Hispanic Express' Annual Report on Form 10-K.

     During Hispanic Express' two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Hispanic Express' consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     Hispanic Express requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Andersen agrees with the foregoing disclosures. A copy of such letter, dated June 4, 2002, is filed as Exhibit 16 to this Form 8-K in which Andersen states its agreement with the foregoing disclosures.

     Upon the resignation of Andersen, the Audit Committee of Hispanic Express is in the process of reviewing the selection of new independent public accountants to audit the financial statements of Hispanic Express for the year ended December 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits. The following exhibits are filed with this document.

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 4, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Hispanic Express, Inc.
                                                       (Registrant)




    Date: June 4, 2002                      By:      /s/Gary M. Cypres
                                            -----------------------------------
                                                Gary M. Cypres
                                                Chairman of the Board, President
                                                and Chief Executive Officer


                                            By:     /s/Howard Weitzman
                                            -----------------------------------
                                                   Howard Weitzman
                                                   Vice President and Chief
                                                   Financial Officer


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                                   EXHIBIT 16





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, North West
Washington, D.C. 20549

June 4, 2002

Dear Sir or Madam:

     We have read the first, second and third paragraphs of Item 4 included in Form 8K dated June 4, 2002 of Hispanic Express, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ ARTHUR ANDERSEN LLP
--------------------------------------------


Copy to:          Gary M. Cypres, Hispanic Express, Inc.
                  Chairman of the Board, President, and Chief
                  Executive Officer

                  Howard Weitzman, Hispanic Express, Inc.
                  Chief Financial Officer